UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2019

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South Hope Street 25th Floor Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

(213) 613-3333

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	“CBRE”	New York Stock Exchange

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	The Company held its Annual Meeting on May 17, 2019.

(b)	The voting results from the Annual Meeting were as follows:

1.

Each of the following 11 directors was elected to our Board of Directors, to serve until the next annual meeting of stockholders in 2020 or until their respective successors are elected and qualified. Each director received the number of votes set forth below. For each director, there were 15,219,818 broker non-votes.

Name	For	Against	Abstain
Brandon B. Boze	286,787,576	193,623	617,702
Beth F. Cobert	282,675,451	4,323,858	599,592
Curtis F. Feeny	281,675,958	5,303,853	619,090
Reginald H. Gilyard	286,887,788	91,384	619,729
Shira D. Goodman	286,909,784	90,859	598,258
Christopher T. Jenny	285,847,626	1,132,397	618,878
Gerardo I. Lopez	285,833,878	1,148,228	616,795
Robert E. Sulentic	286,909,058	73,488	616,355
Laura D. Tyson	286,884,851	105,241	608,809
Ray Wirta	285,463,431	1,518,503	616,967
Sanjiv Yajnik	286,892,228	87,664	619,009

2.

The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2019 was approved by a vote of 297,482,872 shares in favor, 4,771,350 shares against and 564,497 shares abstaining. There were no broker non-votes on this proposal.

3.

The advisory approval of named executive officer compensation for the fiscal year ended December 31, 2018 was approved by a vote of 273,043,400 shares in favor, 13,971,344 shares against and 584,157 shares abstaining. There were 15,219,818 broker non-votes on this proposal.

4.	The 2019 Equity Incentive Plan was approved by a vote of 277,280,830 shares in favor, 9,759,141 shares against and 558,930 shares abstaining. There were 15,219,818 broker non-votes on this proposal.

5.

The stockholder proposal regarding revisions to the Company’s proxy access by-law was not approved. This stockholder proposal received a vote of 77,105,708 shares in favor, 209,858,438 shares against and 634,755 shares abstaining. There were 15,219,818 broker non-votes on this proposal.

6.

The stockholder proposal requesting that our Board of Directors prepare a report on the impact of mandatory arbitration policies on sexual harassment claims was not approved. This stockholder proposal received a vote of 97,767,511 shares in favor, 179,516,420 shares against and 10,314,970 shares abstaining. There were 15,219,818 broker non-votes on this proposal.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2019	CBRE GROUP, INC.

	By:	/s/ DARA A. BAZZANO
Dara A. Bazzano
Senior Vice President, Global Finance and Chief Accounting Officer